EXHIBIT 11

                            U S WEST, Inc.
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                   September 30,
                                                  1996       1995
EARNINGS PER COMMON SHARE: (1)<F1>             ---------- ----------
Income before extraordinary item               $      -    $324,765

Extraordinary item:
  Early extinguishment of debt - net of tax           -      (8,650)
                                               ---------- ----------
Net income                                            -     316,115
Less preferred dividends                              -         855
                                               ---------- ----------
Net income available for common
  share calculation                            $      -    $315,260
                                               ========== ==========



Weighted average common shares outstanding            -     471,229
                                               ========== ==========



Income available for common before
  extraordinary item                           $      -       $0.69

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (0.02)
                                               ---------- ----------
Earnings per common share                      $      -       $0.67
                                               ========== ==========

<F1>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock.

                                  1

EXHIBIT 11

                            U S WEST, Inc.
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Nine Months Ended
                                                   September 30,
                                                  1996       1995
EARNINGS PER COMMON SHARE: (1)<F1>             ---------- ----------
Income before extraordinary item               $      -    $972,441

Extraordinary item:
  Early extinguishment of debt - net of tax           -      (8,650)
                                               ---------- ----------
Net income                                            -     963,791
Less preferred dividends                              -       2,536
                                               ---------- ----------
Net income available for common
  share calculation                            $      -    $961,255
                                               ========== ==========



Weighted average common shares outstanding            -     470,076
                                               ========== ==========



Income available for common before
  extraordinary item                           $      -       $2.06

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (0.02)
                                               ---------- ----------
Earnings per common share                      $      -       $2.04
                                               ========== ==========

<F1>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock.

EXHIBIT 11

                            U S WEST, Inc.
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                Three Months Ended
                                                   September 30,
EARNINGS PER COMMON AND COMMON                    1996       1995
  EQUIVALENT SHARE: (1)<F1>                    ---------- ----------
Income before extraordinary item               $      -    $324,765

Extraordinary item:
  Early extinguishment of debt - net of tax           -      (8,650)
                                               ---------- ----------
Net income                                            -     316,115
Less preferred dividends                              -         855
                                               ---------- ----------
Net income available for common
  share calculation                            $      -    $315,260
                                               ========== ==========



Weighted average common shares outstanding            -     471,229
Incremental shares from assumed exercise
  of stock options                                    -         806
                                               ---------- ----------
     Total common shares                              -     472,035
                                               ========== ==========

Income available for common before
  extraordinary item                           $      -       $0.69

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (0.02)
                                               ---------- ----------
Earnings per common share and common
  equivalent share                             $      -       $0.67
                                               ========== ==========

<F1>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock.

EXHIBIT 11

                            U S WEST, Inc.
               Computation of Earnings Per Common Share
                (In Thousands, Except Per Share Amounts)

                                                 Nine Months Ended
                                                   September 30,
EARNINGS PER COMMON AND COMMON                    1996       1995
  EQUIVALENT SHARE: (1)<F1>                    ---------- ----------
Income before extraordinary item               $      -    $972,441

Extraordinary item:
  Early extinguishment of debt - net of tax           -      (8,650)
                                               ---------- ----------
Net income                                            -     963,791
Less preferred dividends                              -       2,536
                                               ---------- ----------
Net income available for common
  share calculation                            $      -    $961,255
                                               ========== ==========



Weighted average common shares outstanding            -     470,076
Incremental shares from assumed exercise
  of stock options                                    -         616
                                               ---------- ----------
     Total common shares                              -     470,692
                                               ========== ==========

Income available for common before
  extraordinary item                           $      -       $2.06

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (0.02)
                                               ---------- ----------
Earnings per common share and common
  equivalent share                             $      -       $2.04
                                               ========== ==========

<F1>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock.

EXHIBIT 11

                            U S WEST, Inc.
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                   September 30,
EARNINGS PER COMMON SHARE - ASSUMING              1996       1995
  FULL DILUTION: (1)<F1>                       ---------- ----------
Income before extraordinary item               $      -    $324,765
Interest on Covertible Liquid Yield
  Option Notes (LYONS)                                -       5,545
                                               ---------- ----------
Adjusted income before extraordinary item             -     330,310

Extraordinary item:
  Early extinguishment of debt - net of tax           -      (8,650)
                                               ---------- ----------
Adjusted net income                                   -     321,660
Less preferred dividends                              -         855
                                               ---------- ----------
Adjusted net income available for common
  share calculation                            $      -    $320,805
                                               ========== ==========



Weighted average common shares outstanding            -     471,229
Incremental shares from assumed
  exercise of stock options                           -       1,057
Shares issued upon conversion of LYONS                -       9,634
                                               ---------- ----------
     Total common shares                              -     481,920
                                               ========== ==========


Adjusted income available for common
  before extraordinary item                    $      -       $0.68

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (0.02)
                                               ---------- ----------
Earnings per common share -
  assuming full dilution                       $      -       $0.66
                                               ========== ==========

<F1>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock.

EXHIBIT 11

                            U S WEST, Inc.
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Nine Months Ended
                                                   September 30,
EARNINGS PER COMMON SHARE - ASSUMING              1996       1995
  FULL DILUTION: (1)<F1>                       ---------- ----------
Income before extraordinary item               $      -    $972,441

Interest on Covertible Liquid Yield
  Option Notes (LYONS)                                -      16,707
                                               ---------- ----------
Adjusted income before extraordinary item             -     989,148

Extraordinary item:
  Early extinguishment of debt - net of tax           -      (8,650)
                                               ---------- ----------
Adjusted net income                                   -     980,498
Less preferred dividends                              -       2,536
                                               ---------- ----------
Adjusted net income available for common
  share calculation                            $      -    $977,962
                                               ========== ==========



Weighted average common shares outstanding            -     470,076
Incremental shares from assumed
  exercise of stock options                           -       1,042
Shares issued upon conversion of LYONS                -       9,800
                                               ---------- ----------
     Total common shares                              -     480,918
                                               ========== ==========


Adjusted income available for common
  before extraordinary item                    $      -       $2.05

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (0.02)
                                               ---------- ----------
Earnings per common share -
  assuming full dilution                       $      -       $2.03
                                               ========== ==========

<F1>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock.

EXHIBIT 11

                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                   September 30,
                                                 1996         1995*<F1>
EARNINGS PER COMMON SHARE (1)<F2>             ----------   ----------
Income before extraordinary item               $285,730     $292,044

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (4,909)
                                              ----------   ----------
Net income for per share calculation           $285,730     $287,135
                                              ==========   ==========



Weighted average common shares outstanding      478,356      471,229
                                              ==========   ==========


Income before extraordinary item                  $0.60        $0.62

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)
                                              ----------   ----------
Earnings per common share                         $0.60        $0.61
                                              ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                  Nine Months Ended
                                                   September 30,
                                                 1996         1995*<F1>
EARNINGS PER COMMON SHARE (1)<F2>             ----------   ----------
Income before extraordinary item and
  cumulative effect of change in
  accounting principle                         $903,983     $899,896

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (4,909)

Cumulative effect of change in
  accounting principle - net of tax              34,158            -
                                              ----------   ----------
Net income for per share calculation           $938,141     $894,987
                                              ==========   ==========


Weighted average common shares outstanding      476,744      470,076
                                              ==========   ==========

Income before extraordinary item and cumulative
  effect of change in accounting principle        $1.90        $1.91

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)

Cumulative effect of change in
  accounting principle - net of tax                0.07           -
                                              ----------   ----------
Earnings per common share                         $1.97        $1.90
                                              ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                   September 30,
EARNINGS PER COMMON AND COMMON                   1996         1995*<F1>
  EQUIVALENT SHARE: (1)<F2>                   ----------   ----------
Income before extraordinary item               $285,730     $292,044

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (4,909)
                                              ----------   ----------
Net income for per share calculation           $285,730     $287,135
                                              ==========   ==========

Weighted average common shares outstanding      478,356      471,229

Incremental shares from assumed
  exercise of stock options                       1,320          806
                                              ----------   ----------
     Total common shares                        479,676      472,035
                                              ==========   ==========


Income before extraordinary item                  $0.60        $0.62

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)
                                              ----------   ----------
Earnings per common and common                    $0.60        $0.61
  equivalent share                            ==========   ==========


<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                  Nine Months Ended
                                                   September 30,
EARNINGS PER COMMON AND COMMON                   1996         1995*<F1>
  EQUIVALENT SHARE: (1)<F2>                   ----------   ----------
Income before extraordinary item and
   cumulative effect of change in
   accounting principle                       $903,983     $899,896

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (4,909)

Cumulative effect of change in
  accounting principle - net of tax              34,158            -
                                              ----------   ----------
Net income for per share calculation           $938,141     $894,987
                                              ==========   ==========


Weighted average common shares outstanding      476,744      470,076

Incremental shares from assumed
  exercise of stock options                       1,615          616
                                              ----------   ----------
     Total common shares                        478,359      470,692
                                              ==========   ==========

Income before extraordinary item and cumulative
  effect of change in accounting principle        $1.89        $1.91

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)

Cumulative effect of change in
  accounting principle - net of tax                0.07           -
                                              ----------   ----------
Earnings per common and common                    $1.96        $1.90
  equivalent share                            ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                   September 30,
EARNINGS PER COMMON SHARE - ASSUMING             1996         1995*<F1>
   FULL DILUTION: (1)<F2>                     ----------   ----------
Income before extraordinary item               $285,730     $292,044

Interest on Convertible Liquid Yield
  Option Notes (LYONS)                            3,202        3,131
                                              ----------   ----------
Adjusted income before extraordinary item       288,932      295,175

Extraordinary item:
  Early extinguishment of debt - net of tax          -        (4,909)
                                              ----------   ----------
Adjusted net income for per share calculation  $288,932     $290,266
                                              ==========   ==========



Weighted average common shares outstanding      478,356      471,229

Incremental shares from assumed
  exercise of stock options                       1,320        1,057
Shares issued upon conversion of LYONS            9,386        9,634
                                              ----------   ----------
     Total common shares                        489,062      481,920
                                              ==========   ==========

Adjusted income before extraordinary item         $0.59        $0.61

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)
                                              ----------   ----------
Earnings per common share -
  assuming full dilution                          $0.59        $0.60
                                              ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Nine Months Ended
                                                   September 30,
EARNINGS PER COMMON SHARE - ASSUMING             1996         1995*<F1>
   FULL DILUTION: (1)<F2>                     ----------   ----------
Income before extraordinary item               $903,983     $899,896

Interest on Convertible Liquid Yield
  Option Notes (LYONS)                            9,501        9,217
                                              ----------   ----------
Adjusted income before extraordinary item
  and cumulative effect of change in
  accounting principle                          913,484      909,113

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (4,909)

Cumulative effect of change in
  accounting principle - net of tax              34,158            -
                                              ----------   ----------
Adjusted net income for per share calculation  $947,642     $904,204
                                              ==========   ==========

Weighted average common shares outstanding      476,744      470,076

Incremental shares from assumed
  exercise of stock options                       1,615        1,042
Shares issued upon conversion of LYONS            9,633        9,800
                                              ----------   ----------
     Total common shares                        487,992      480,918
                                              ==========   ==========
Adjusted income before extraordinary item
  and cumulative effect of change in
  accounting principle                            $1.87        $1.89

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)

Cumulative effect of change in
  accounting principle - net of tax                0.07           -
                                              ----------   ----------
Earnings per common share -
  assuming full dilution                          $1.94        $1.88
                                              ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                         U S WEST MEDIA GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                    September 30,
                                                  1996        1995*<F1>
EARNINGS PER COMMON SHARE (1)<F2>              ----------  ----------
Income before extraordinary item                $18,531      $32,721

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (3,741)
                                               ----------  ----------
Net income                                       18,531       28,980
Less preferred dividends                            854          855
                                               ----------  ----------
Earnings available for common
  share calculation                             $17,677      $28,125
                                               ==========  ==========


Weighted average common shares outstanding      473,902      471,229
                                               ==========  ==========


Income before extraordinary item                  $0.04        $0.07

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)
                                               ----------  ----------
Earnings per common share                         $0.04        $0.06
                                               ==========  ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                         U S WEST MEDIA GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                  Nine Months Ended
                                                    September 30,
                                                  1996        1995*<F1>
EARNINGS PER COMMON SHARE (1)<F2>             ----------   ----------
Income before extraordinary item                $10,456      $72,545

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (3,741)
                                              ----------   ----------
Net income                                       10,456       68,804
Less preferred dividends                          2,563        2,536
                                              ----------   ----------
Earnings available for common
  share calculation                              $7,893      $66,268
                                              ==========   ==========


Weighted average common shares outstanding      473,501      470,076
                                              ==========   ==========



Income before extraordinary item                  $0.01        $0.15

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)
                                              ----------   ----------
Earnings per common share                         $0.01        $0.14
                                              ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                         U S WEST MEDIA GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                 Three Months Ended
                                                    September 30,
EARNINGS PER COMMON AND COMMON                    1996        1995*<F1>
  EQUIVALENT SHARE: (1)<F2>                   ----------   ----------
Income before extraordinary item                $18,531      $32,721

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (3,741)
                                              ----------   ----------
Net income                                       18,531       28,980
Less preferred dividends                            854          855
                                              ----------   ----------
Earnings available for common
  share calculation                             $17,677      $28,125
                                              ==========   ==========


Weighted average common shares outstanding      473,902      471,229

Incremental shares from assumed
  exercise of stock options                         923          806
                                              ----------   ----------
     Total common shares                        474,825      472,035
                                              ==========   ==========


Income before extraordinary item                  $0.04        $0.07

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)
                                              ----------   ----------
Earnings per common and common
  equivalent share                                $0.04        $0.06
                                              ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                         U S WEST MEDIA GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                  Nine Months Ended
                                                    September 30,
EARNINGS PER COMMON AND COMMON                   1996         1995*<F1>
  EQUIVALENT SHARE: (1)<F2>                   ----------   ----------
Income before extraordinary item                $10,456      $72,545

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (3,741)
                                              ----------   ----------
Net income                                       10,456       68,804
Less preferred dividends                          2,563        2,536
                                              ----------   ----------
Earnings available for common
  share calculation                              $7,893      $66,268
                                              ==========   ==========

Weighted average common shares outstanding      473,501      470,076

Incremental shares from assumed
  exercise of stock options                       1,192          616
                                              ----------   ----------
     Total common shares                        474,693      470,692
                                              ==========   ==========


Income before extraordinary item                  $0.01        $0.15

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)
                                              ----------   ----------
Earnings per common and common
  equivalent share                                $0.01        $0.14
                                              ==========   ==========


<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11

                         U S WEST MEDIA GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                Three Months Ended
                                                  September 30,
EARNINGS PER COMMON SHARE - ASSUMING            1996         1995*<F1>
    FULL DILUTION: (1)<F2>(2)<F3>            ----------   ----------
Income before extraordinary item               $18,531      $32,721

Extraordinary item:
  Early extinguishment of debt - net of tax         -        (3,741)
                                             ----------   ----------
Net income                                     $18,531      $28,980
Less preferred dividends                           854          855
                                             ----------   ----------
Earnings available for common
  share calculation                            $17,677      $28,125
                                             ==========   ==========


Weighted average common shares outstanding     473,902      471,229

Incremental shares from assumed
  exercise of stock options                        923        1,057
                                             ----------   ----------
     Total common shares                       474,825      472,286
                                             ==========   ==========

Income before extraordinary item                 $0.04        $0.07

Extraordinary item:
  Early extinguishment of debt - net of tax         -         (0.01)
                                             ----------   ----------
Earnings per common share - assuming
  full dilution                                  $0.04        $0.06
                                             ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.
<F3>
(2) The effects of converting the Liquid Yield Option Notes (LYONS) are excluded from the fully diluted earnings per common share calculation due to their anti-dilutive effect.

EXHIBIT 11

                         U S WEST MEDIA GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                  Nine Months Ended
                                                    September 30,
EARNINGS PER COMMON SHARE - ASSUMING              1996        1995*<F1>
   FULL DILUTION: (1)<F2>(2)<F3>             ----------   ----------

Income before extraordinary item                $10,456      $72,545

Extraordinary item:
  Early extinguishment of debt - net of tax           -       (3,741)
                                              ----------   ----------
Net income                                       10,456       68,804
Less preferred dividends                          2,563        2,536
                                              ----------   ----------
Earnings available for common
  share calculation                              $7,893      $66,268
                                              ==========   ==========

Weighted average common shares outstanding      473,501      470,076

Incremental shares from assumed
  exercise of stock options                       1,191        1,042
                                              ----------   ----------

     Total common shares                        474,692      471,118
                                              ==========   ==========

Income before extraordinary item                  $0.01        $0.15

Extraordinary item:
  Early extinguishment of debt - net of tax          -         (0.01)
                                              ----------   ----------
Earnings per common share - assuming
  full dilution                                   $0.01        $0.14
                                              ==========   ==========

<F1>
* Pro forma
<F2>
(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communica-tions Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.
<F3>
(2) The effects of converting the Liquid Yield Option Notes (LYONS) are excluded from the fully diluted earnings per common share calculation due to their anti-dilutive effect.